UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CCC INTELLIGENT SOLUTIONS HOLDINGS, INC .

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of CCC Intelligence Solutions Holdings, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement related to a proposed transaction with Mozart Parent, LLC, a Delaware limited liability company (“Parent”), and Mozart Merger Sub (DE), Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which the Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (collectively, the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 14, 2026 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of a social media post made available on the Company President’s LinkedIn page on October 15, 2026.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, the expected timing of completion of the transaction, the ability of the parties to consummate the transaction and the satisfaction of the conditions precedent to the consummation of the transaction, including the receipt of stockholder approval, expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the expected benefits of the transaction.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction documents, including circumstances requiring payment of a termination fee pursuant to the definitive transaction documents; the failure to obtain stockholder approval of the transaction or the failure to satisfy other conditions to completion of the transaction; the risk that regulatory approvals required for the transaction may not be obtained in a timely manner or at all, or may be obtained subject to conditions that are not anticipated or that could adversely affect GTCR, Elliott or the Company or the expected benefits of the transaction; the failure to satisfy the other conditions to the consummation of the transaction on a timely basis or at all; risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally; the risk that the transaction may not be completed in the time frame expected by the parties or at all; the risk that any announcements relating to the transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs, expenses, liabilities or delays resulting from the transaction; the risk of any litigation related to the transaction; the possibility that competing offers will be made; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions and various other risks that could cause future results to differ from those expressed by the forward-looking statements included in this communication that are described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequently filed Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed acquisition of the Company by affiliates of GTCR or Elliott and related transactions (collectively, the “proposed transaction”). In accordance with the definitive transaction documents, a meeting of the stockholders of the Company will be announced as promptly as practicable to seek the Company’s stockholder approval in connection with the proposed transaction. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement (the “Proxy Statement”) will be mailed to the Company’s stockholders. This communication is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT AS, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GTCR or Elliott AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://ir.cccis.com or by contacting the Company’s investor relations department at IR@cccis.com.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company, including a description of their beneficial ownership of the Company’s securities, is set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the Proxy Statement and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.